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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported): April 27, 2005


                                 W3 GROUP, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                    0-27083               84-1108035
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   (State or Other Jurisdiction        (Commission           (IRS Employer
         of Incorporation)             File Number)       Identification No.)


               444 Madison Avenue, Suite 1800, New York, NY 10022
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                    (Address of Principal Executive Offices)


                               (212) 750-7878
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to
      Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to
      Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 3.03 Material Modification of Rights and Securities Holders.

     On April 19, 2005, the Company filed an Information Statement pursuant to
Section 14(c) of the Securities and Exchange Act of 1934, as amended, with the Securities and Exchange Commission. The Information Statement set forth shareholder approval of an amendment to its amended Certificate of Incorporation reflecting a 1 for 15 reverse split of the Company's common stock $.0001 par value, effective May 9, 2005 and an increase of its authorized capital stock to 110,000,000 shares of which 100,000,000 were classified as common stock and 10,000,000 classified as preferred stock. The effect of the capital increase was to increase the number of shares of common stock that the Company is authorized to issue from 40,000,000 shares to 100,000,000 shares. The Information Statement also disclosed the action of the Board of Directors in connection with the mandatory conversion of its outstanding shares of preferred stock into shares of common stock on the basis of 1 share of Common Stock for each 2 shares of preferred stock effective April 25, 2005.

     The Information Statement, as of the date filed, set forth that the Company expected to privately place shares of its common stock to raise funds to finance operations, including stock based acquisitions of businesses or assets aggregating 2,200,000 post-reverse split shares and current discussions of a possible 30,000,000 post-reverse split share exchange transaction with a potential acquisition candidate. As of the date hereof, the Company has abandoned its plans to privately place 2,200,000 of its post-reverse split shares and is no longer in discussions for a possible acquisition for the Company.


                            SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 27, 2005       W3 GROUP, INC., A Delaware Corporation
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                           (Registrant)


                           By: /s/ Robert Gordon
                              -----------------------------------
                                   Robert Gordon
                                   Acting President